Exhibit 10.14

THIRD AMENDMENT, dated as of March 26, 2019 (this “Amendment”), to the Credit Agreement (as defined below) among Zuffa Guarantor, LLC, as Holdings (“Holdings”), UFC Holdings, LLC, as Borrower (the “Borrower”), Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”) and the Lenders party hereto.

RECITALS

A. Holdings, the Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement).

B. Pursuant to Section 9.02 of the Credit Agreement, Holdings, the Borrower and the Required Revolving Lenders may, and hereby express their desire to, amend the Credit Agreement for certain purposes as set forth below.

ARTICLE I.

SECTION 1.01. Amendment of Credit Agreement. (a) Effective as of the Third Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definition is hereby added in the appropriate alphabetical order to Section 1.01:

““Letter of Credit Sublimit” means, as of the Effective Date, $40.0 million.”

(ii) The definition of “Letter of Credit Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Letter of Credit Commitments” means, with respect to any Person, the amount set forth opposite the name of such Person on Schedule 1.01(b); provided that the Letter of Credit Commitments of any Issuing Bank may be increased or decreased if agreed in writing between the Borrower and such Issuing Bank (each acting in its sole discretion) and notified to the Administrative Agent.”

(iii) Clause (b) of Section 2.05 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (iii) of the third sentence thereof as follow:

““(iii) the aggregate LC Exposure shall not exceed the Letter of Credit Sublimit.”

SECTION 1.02. Amendment Effectiveness. Sections 1.01 of this Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which the following conditions have been satisfied or waived:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) Holdings, (iii) the Required Revolving Lenders, (iv) each Issuing Bank and (v) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least two Business Days prior to the Third Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Third Amendment Effective Date and after giving effect to the amendments to occur on the Third Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Third Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Third Amendment Effective Date or on such earlier date, as the case may be.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the Third Amendment Effective Date.

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SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Third Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

ZUFFA GUARANTOR, LLC

By:	/s/ Andrew Schleimer
Name: Andrew Schleimer
Title: EVP & CFO

UFC HOLDINGS, LLC

By:	/s/ Andrew Schleimer
Name: Andrew Schleimer
Title: EVP & CFO

[Signature Page to UFC Third Amendment]

GOLDMAN SACHS BANK USA, as Administrative Agent

By:	/s/ Joshua Desai
Name: Joshua Desai
Title: Authorized Signatory

[Signature Page to UFC Third Amendment]

GOLDMAN SACHS BANK USA, as Lender and Issuing Bank

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to UFC Third Amendment]

BARCLAYS BANK PLC, as Lender and Issuing Bank

By:	/s/ Martin Corrigan
Name: Martin Corrigan
Title: Vice President

[Signature Page to UFC Third Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender and Issuing Bank

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

[Signature Page to UFC Third Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender and Issuing Bank

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

[Signature Page to UFC Third Amendment]

KKR CORPORATE LENDING LLC, as Lender and Issuing Bank

By:	/s/ John Knox
Name: John Knox
Title: Chief Financial Officer

[Signature Page to UFC Third Amendment]